                                                       DELAWARE(SM)
                                                       INVESTMENTS
                                                       -----------------------
                                                       Philadelphia [ ] London


                                                       Delaware Group
                                                       Premium Fund

                                                       High Yield Series
                                                       Service Class

                                                       1818 Market Street,
                                                       Philadelphia, PA 19103

                                                       Prospectus May 1, 2000
                                                       (as revised June 5, 2000)

This Prospectus offers the High Yield Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

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As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
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Table of contents

     ...........................................................................
     Profile                                                    page 1
     High Yield Series                                               1
     ...........................................................................
     How we manage the Series                                   page 2
     Our investment strategies                                       2
     The securities we typically invest in                           2
     The risks of investing in High Yield Series                     4
     Investment manager                                              6
     Portfolio managers                                              6
     Fund administration (Who's who)                                 7

     ...........................................................................
     Important information about
       the Series                                               page 8
     Share classes                                                   8
     Purchase and redemption of shares                               8
     Valuation of shares                                             8
     Dividends, distributions and taxes                              9
     Euro                                                            9
     ...........................................................................
     Financial highlights                                      page 10

Profile: High Yield Series (formerly Delchester Series)

What are the Series' goals?

   High Yield Series seeks total return and, as a secondary objective, high current income. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in corporate bonds rated BB or lower by S&P or similarly rated by another NRSRO. These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. The Series will also invest in unrated bonds we judge to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Series may also invest in U.S. and foreign government securities and corporate bonds of foreign issuers. In selecting bonds for the portfolio, we evaluate the income provided by the bond and the bond's appreciation potential as well as the issuer's ability to make income and principal payments.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in bond prices, which can be caused by adverse changes in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in High Yield Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking a fixed-income investment that offers a combination of total return with high current income.

o Investors who want a total return-oriented income investment as a diversification tool for long-term, equity-oriented portfolios.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has High Yield Series performed?
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This bar chart and table can help you evaluate the risks of investing in High
Yield Series. We show how returns have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns. On May 1, 2000, the Series' name was changed from Delchester Series to High Yield Series and the Series' investment objective changed from high current income to total return and, as a secondary objective, high current income.

The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in the bar chart is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee. As of March 31, 2000, the Class had a year-to-date return of -5.12%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 15.95% for the quarter ended March 31, 1991 and its lowest quarterly return was -7.20% for the quarter ended September 30, 1998.

Year-by-year total return

1990      -7.13%
1991      37.54%
1992      13.44%
1993      16.36%
1994      -2.87%
1995      15.50%
1996      12.79%
1997      13.63%
1998      -1.83%
1999      -2.64%


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                              Average annual returns for periods ending 12/31/99

                                            High Yield           Salomon Smith
                                              Series            Barney Cash Pay
                                          Standard Class        High-Yield Index
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   1 year                                     -2.64%                 0.84%
   5 years                                     7.19%                 9.49%
   10 years                                    8.77%                 10.46%

Performance shown in the average annual return table is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee.

The Series returns are compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. The Salomon Smith Barney Cash Pay High-Yield Index includes a mix of non-investment grade corporate bonds that pay cash interest, it excludes both corporate bonds that pay deferred-interest and bankrupt bonds. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

How we manage the Series

High Yield Series

Our investment strategies

We invest primarily in fixed-income securities that we believe will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations. We expect to invest the majority of the Series' assets primarily in high-yield bonds or junk bonds, which involve greater risks than investment grade bonds. The Series may also invest in unrated bonds that we consider to have comparable credit characteristics. Unrated bonds may be more speculative in nature than rated bonds.

Before selecting high-yield corporate bonds, we carefully evaluate each individual bond including its income potential and the size of the bond issuance. The size of the issuance helps us evaluate how easily we may be able to buy and sell the bond.

We also do a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond's payments.

We maintain a well-diversified portfolio of high-yield bonds that represents many different sectors and industries. Through diversification we can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.

The Series strives to provide total return, with income as a secondary objective. Before purchasing a bond, we evaluate both the income level and its potential for price appreciation. At least 65% of the Series' assets will be invested in corporate bonds rated at the time of purchase as BB or lower by S&P or similarly rated by another NRSRO or, if unrated, that we judge to be of comparable quality. The Series also may invest in bonds of foreign issuers in pursuit of its objective.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. The Board changed the Series' investment objective effective May 1, 2000 from "high current income" to the current investment objective of the Series "total return, with high current income as a secondary objective." This change in investment objective will be implemented over the course of the three to six months following May 15, 2000.

    The securities we    Fixed-income securities offer the potential for greater
    typically invest in  income payments than stocks, and also may provide capital appreciation.

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                          Securities                                                             How we use them
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                                                                                                High Yield Series
High-yield corporate bonds: Debt obligations issued by a corporation            The Series may invest without limit in high-yield
and rated lower than investment grade by an NRSRO such as S&P or                corporate bonds. Typically, we invest in bonds rated
Moody's or, if unrated, that we believe are of comparable quality. These        BB or B by S&P or, if unrated, are of equivalent
securities are considered to be of poor standing and predominately              quality. We will not invest more than 15% of total
speculative.                                                                    assets in bonds which, at the time of purchase, are
                                                                                rated CCC or, if unrated, are of equivalent quality.
                                                                                Also, we will not invest in bonds which, at the time
                                                                                of purchase, are rated below CCC or, if unrated, are
                                                                                of equivalent quality.
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U.S. government securities: Direct U.S. obligations including bills,            The Series may invest without limit in U.S.
notes, bonds and other debt securities issued by the U.S. Treasury or           government securities. However, they will typically
securities of U.S. government agencies or instrumentalities which are           be a small percentage of the portfolio because they
backed by the full faith and credit of the United States.                       generally do not offer as high a level of current
                                                                                income as high-yield corporate bonds.
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Foreign government or corporate securities: Securities issued by                The Series may invest up to 15% of its total assets
foreign governments or supranational entities or foreign corporations.          in securities of issuers domiciled in foreign
                                                                                countries including both established countries and
A supranational entity is an entity established or financially supported by     those with emerging markets. When investing in these
the national governments of one or more countries. The International            foreign securities, the Series may not invest more
Bank for Reconstruction and Development (more commonly known as                 than two-thirds of that 15% amount (that is, 10% of
the World Bank) is one example of a Supranational entity.                       total assets) in any combination of non-dollar
                                                                                denominated securities and emerging market
                                                                                securities.
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

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                            Securities                                                            How we use them
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                                                                                                 High Yield Series
Zero coupon bonds and pay-in-kind bonds: Zero coupon securities are             We may invest in zero coupon bonds and
debt obligations which do not entitle the holder to any periodic payments       payment-in-kind bonds, though we do not expect this
of interest prior to maturity or a specified date when the securities begin     to be a significant component of our strategy. The
paying current interest. Therefore, they are issued and traded at a price       market prices of these bonds are generally more
lower than their face amounts or par value. Payment-in-kind bonds pay           volatile than the market prices of securities that
interest or dividends in the form of additional bonds or preferred stock.       pay interest periodically and are likely to react to
                                                                                changes in interest rates to a greater degree than
                                                                                interest-paying bonds having similar maturities and
                                                                                credit quality. They may have certain tax
                                                                                consequences which, under certain conditions, could
                                                                                be adverse to the Series.
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Repurchase agreements: An agreement between a buyer, such as the Series, and a  Typically, we use repurchase agreements as a
seller of securities in which the seller agrees to buy the securities back      short-term investment for the Series' cash position.
within a specified time at the same price the buyer paid for them, plus an      In order to enter into these repurchase agreements,
amount equal to an agreed upon interest rate. Repurchase agreements are often   the Series must have collateral of at least 102% of
viewed as equivalent to cash.                                                   the repurchase price. The Series will only enter
                                                                                into repurchase agreements in which the collateral
                                                                                is U.S. government securities.
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Restricted securities: Privately placed securities whose resale is restricted   We may invest in privately placed securities,
under securities law.                                                           including those that are eligible for resale only
                                                                                among certain institutional buyers without
                                                                                registration which are commonly known as Rule 144A
                                                                                Securities.

                                                                                Restricted securities that are determined to be
                                                                                illiquid may not exceed the Series' 15% limit on
                                                                                illiquid securities, which is described below.
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Illiquid securities: Securities that do not have a ready market, and cannot be  We may invest up to 15% of net assets in illiquid
easily sold within seven days at approximately the price that a series has      securities.
valued them.
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

The Series may also invest in other income-producing securities including common stocks and preferred stocks, some of which may have convertible features or attached warrants. The Series may also enter into options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, High Yield Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Series' annual portfolio turnover will exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing  Investing in any mutual fund involves risk, in High Yield Series  including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in High Yield Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


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                        Risks                                                              How we strive to manage them
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                                                                                                High Yield Series

Market risk is the risk that all or a majority of the securities in a certain   We maintain a long-term investment approach and
market--like the stock or bond market--will decline in value because            focus on bonds that we believe will continue to pay
of factors such as economic conditions, future expectations or investor         interest regardless of interim market fluctuations.
confidence.                                                                     We do not try to predict overall bond market or
                                                                                interest rate movements and generally do not trade
                                                                                for short-term purposes.
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Industry and security risk is the risk that the value of securities in a        We limit the amount of the Series' assets invested
particular industry or the value of an individual stock or bond will            in any one industry and in any individual security.
decline because of changing expectations for the performance of that            We also follow a rigorous selection process before
industry or for the individual company issuing the stock or bond.               choosing securities for the portfolio.
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Interest rate risk is the risk that securities will decrease in value if        The Series is subject to interest rate risk. We
interest rates rise. The risk is greater for bonds with longer maturities than  cannot eliminate that risk, but we do strive to
for those with shorter maturities.                                              manage it by monitoring economic conditions.
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Credit risk is the risk that there is the possibility that a bond's issuer will Our careful, credit-oriented bond selection and our
be unable to make timely payments of interest and principal.                    commitment to hold a diversified selection of
                                                                                high-yield bonds are designed to manage this risk.

Investing in so-called "junk" or "high-yield" bonds entails the risk of         We will not purchase more than 15% of total assets
principal loss, which may be greater than the risk involved in investment       in bonds which, at the time of purchase, are rated
grade bonds. High-yield bonds are sometimes issued by companies whose           CCC by S&P or Caa by Moody's or, if unrated, are of
earnings at the time of issuance are less than the projected debt service on    equivalent quality. If a bond held by the Series
the junk bonds.                                                                 drops below this level or goes into default, the
                                                                                Series will begin to sell the security in an orderly
                                                                                manner, striving to minimize any adverse affect on
                                                                                the Series.
If there were a national credit crisis or an issuer were to become insolvent, principal values could be adversely affected.
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Recession risk: Although the market for high-yield bonds existed                In striving to manage this risk, we allocate assets
through periods of economic downturns, the high-yield market grew               across a wide range of industry sectors. We may
rapidly during the long economic expansion which took place in the              emphasize industries that have been less susceptible
United States during the 1980s. During that economic expansion, the use         to economic cycles in the past, particularly if we
of high-yield debt securities to finance highly leveraged corporate             believe that the economy may be entering into a
acquisitions and restructurings increased dramatically. As a result, the        period of slower growth.
high-yield market grew substantially. Some analysts believe a protracted economic downturn would severely disrupt the market for high-yield bonds, adversely affect the value of outstanding bonds and adversely affect the ability of high-yield issuers to repay principal and interest.

It is likely that protracted periods of economic uncertainty would cause increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in a series'
net asset value. In the past, uncertainty and volatility in the high-yield market have resulted in volatility in the Series' net asset value.
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Foreign risk is the risk that foreign securities may be adversely affected      We may invest only 15% of total assets in securities
by political instability, changes in currency exchange rates, foreign           of issuers domiciled in foreign countries. When
economic conditions or inadequate regulatory and accounting standards.          investing in these foreign securities, the Series
These risks are significantly higher for emerging market securities. Non-       may not invest more than two-thirds of that 15%
dollar denominated securities also carry the risk of adverse changes in         amount (that is, 10% of total assets) in any
foreign currency exchange rates.                                                combination of non-dollar denominated securities and
                                                                                emerging market securities. We carefully evaluate
                                                                                the reward and risk associated with each foreign
                                                                                security that we consider.
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

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                        Risks                                                              How we strive to manage them
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                                                                                                High Yield Series
Liquidity risk is the possibility that securities cannot be readily sold        A less liquid secondary market may have an adverse
within seven days at approximately the price that a series values them.         effect on the Series' ability to dispose of
                                                                                particular issues, when necessary, to meet the
There is generally no established retail secondary market for high-yield        Series' liquidity needs or in response to a specific
securities. As a result, the secondary market for high-yield securities is      economic event, such as the deterioration in the
more limited and less liquid than other secondary securities markets. The       creditworthiness of the issuer. In striving to
high-yield secondary market is particularly susceptible to liquidity            manage this risk, we evaluate the size of a bond
problems when the institutions, such as mutual funds and certain                issuance as a way to anticipate its likely liquidity
financial institutions, which dominate it temporarily stop buying bonds         level.
for regulatory, financial or other reasons.
                                                                                We may invest only 15% of net assets in illiquid
Adverse publicity and investor perceptions may also disrupt the secondary       securities.
market for high-yield securities.
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Valuation risk: A less liquid secondary market as described above can           The Series' privately placed high-yield securities
make it more difficult for a series to obtain precise valuations of the high-   are particularly susceptible to the liquidity and
yield securities in its portfolio. During periods of reduced liquidity,         valuation risks. We will strive to manage this risk
judgment plays a greater role in valuing high-yield securities.                 by carefully evaluating individual bonds and by
                                                                                limiting the amount of the portfolio that can be
                                                                                allocated to privately placed high-yield securities.
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Redemption risk: If investors redeem more shares of a series than are           Volatility in the high-yield market could increase
purchased for an extended period of time, a series may be required to sell      redemption risk. We strive to maintain a cash
securities without regard to the investment merits of such actions. This        balance sufficient to meet any redemptions. We may
could decrease a series' asset base, potentially resulting in a higher          also borrow money, if necessary, to meet
expense ratio.                                                                  redemptions.
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Legislative and regulatory risk: The United States Congress has from            We monitor the status of regulatory and legislative
time to time taken or considered legislative actions that could adversely       proposals to evaluate any possible effects they
affect the high-yield bond market. For example, Congressional legislation       might have on the Series' portfolio.
has, with some exceptions, generally prohibited federally insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. Similar actions in the future could reduce liquidity for high-yield issues, reduce the number of new high-yield securities being issued and could make it more difficult for a series to attain its investment objective.
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

Investment manager      The Series is managed by Delaware Management Company.
                        Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.63% of average daily net assets for the last fiscal year.

Portfolio managers      Paul A. Matlack and Gerald T. Nichols have primary
                        responsibility for making day-to-day investment decisions for High Yield Series.

                        Paul A. Matlack, Vice President/Senior Portfolio Manager, is a graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank. He is a CFA charterholder. Mr. Matlack has been a member of the High Yield Series team since 1990 and has been co-managing the High Yield Series since January 1993.

                        Gerald T. Nichols, Vice President/Senior Portfolio Manager, is a graduate of the University of Kansas, where he received a BS in Business Administration and an MS in Finance. Prior to joining Delaware Investments, he was a high-yield credit analyst at Waddell & Reed, Inc. and subsequently the investment officer for a private merchant banking firm. He is a CFA charterholder. Mr. Nichols has been a member of the High Yield Series team since 1990 and has been co-managing the High Yield Series since January 1993.

Who's who?              The following describes the various organizations
                        involved with managing, administering, and servicing the Series.

                        Board of trustees
                        A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

                        Investment manager
                        Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

                        An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

                        Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

                        Portfolio managers
                        Portfolio managers are employed by the investment managers or sub-advisers to make investment decisions for individual portfolios on a day-to-day basis. See page 6 for information about the portfolio managers of the Series.

                        Distributor
                        Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

                        Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

                        Custodian
                        The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

                        Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

Important information about the Series

Share classes           The Series has two classes of shares, Standard Class and
                        Service Class. Each class is identical except that Service Class has a distribution plan or "Rule 12b-1" plan. The 12b-1 plan allows the Fund to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Because these fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

 Purchase and           Shares are sold only to separate accounts of life
redemption of           companies at net asset value. (See "Valuation of
       shares           shares.") Redemptions will be effected by the separate
                        accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

Valuation of shares     The price you pay for shares will depend on when we
                        receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York
                        Stock Exchange is open for business. We reserve the right to reject any purchase order.

                        We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                        From time to time, the Series may also hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

       Dividends,       Dividends and capital gain distributions, if any, are
distributions and       distributed annually.
            taxes
                        We automatically reinvest all dividends and any capital gains.

                        The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                        Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

Euro Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

Financial highlights

                                                                                                              High Yield Series(1/2)
                                                                                                        (formerly Delchester Series)
------------------------------------------------------------------------------------------------------------------------------------
The financial                                                                                                      Year Ended 12/31
highlights table                                                              1999         1998        1997        1996        1995
is intended to help you      Net asset value, beginning of year             $8.460       $9.510      $9.170      $8.940      $8.540
understand the Series'       Income (loss) from investment operations
financial performance.       Net investment income                           0.781        0.906       0.863       0.853       0.872
The total returns in         Net realized and unrealized gain (loss)
the table represent the         on investments                              (0.987)      (1.048)      0.332       0.230       0.400
rate that an investor                                                     --------     --------     -------     -------     -------
would have earned or         Total from investment operations               (0.206)      (0.142)      1.195       1.083       1.272
lost on an investment                                                     --------     --------     -------     -------     -------
in the Series (assuming      Less dividends and distributions
reinvestment of all          Dividends from net investment income           (0.784)      (0.905)     (0.855)     (0.853)     (0.872)
dividends and                Distributions from net realized gain
distributions). All "per        on investments                              (0.050)      (0.003)       none        none        none
share" information                                                        --------     --------     -------     -------     -------
reflects financial           Total dividends and distributions              (0.834)      (0.908)     (0.855)     (0.853)     (0.872)
results for a single                                                      --------     --------     -------     -------     -------
Series share. This           Net asset value, end of year                   $7.420       $8.460      $9.510      $9.170      $8.940
information has been                                                      ========     ========     =======     =======     =======
audited by Ernst &           Total return(3)                                (2.64%)      (1.83%)     13.63%      12.79%      15.50%
Young LLP, whose             Ratios and supplemental data
report, along with the       Net assets, end of period (000 omitted)      $102,633     $120,708     $98,875     $67,665     $56,605
Series' financial            Ratio of expenses to average net assets         0.72%        0.70%       0.70%       0.70%       0.69%
statements, is included      Ratio of net investment income
in the Series' annual           to average net assets                        9.75%        9.85%       9.24%       9.54%       9.87%
report, which is             Portfolio turnover                               110%          86%        121%         93%         74%
available upon request
by calling
800.523.1918.







(1) Effective May 1, 2000, the Series' investment objective changed from "high current income" to "total return and, as a secondary objective, high current income."
(2) The financial highlights data are derived from data of the Series' Standard Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Future data for the Service Class will reflect its 12b-1 plan fees which will, among other things, lower performance.
(3) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

Delaware Group          Additional information about the Series' investments is
Premium Fund            available in the Series' Annual and Semi-Annual Reports
                        to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

                        You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.



                        Investment Company Act File No. 811-5162



DELAWARE(SM)
INVESTMENTS
-----------
Philadelphia [ ] London

DELAWARE(SM)
INVESTMENTS
-------------------
Philadelphia.London

Delaware Group
Premium Fund

REIT Series
Service Class

1818 Market Street,
Philadelphia, PA 19103
Prospectus May 1, 2000
(as revised June 5, 2000)

This Prospectus offers the REIT Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described below.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Profile                                                    page 1
REIT Series                                                     1
 .................................................................
How we manage the Series                                   page 3
Our investment strategies                                       3
The securities we typically invest in                           3
The risks of investing in REIT Series                           5
Investment manager and sub-adviser                              6
Portfolio managers                                              6
Fund administration (Who's who)                                 7

 .................................................................
Important information about
   the Series                                              page 8
Share classes                                                   8
Purchase and redemption of shares                               8
Valuation of shares                                             8
Dividends, distributions and taxes                              9
Euro                                                            9
 .................................................................
Financial highlights                                      page 10

Profile: REIT Series
--------------------------------------------------------------------------------

What are the Series' goals?
   The REIT Series seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? REIT Series invests in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, we will invest at least 65% of the Series' total assets in equity securities of real estate investment trusts (REITs).

In managing the REIT Series portfolio, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT's management team. We generally look for those that:

o retain a substantial portion of the properties' cashflow;

o effectively use capital to expand;

o have a strong ability to raise rents; and,

o can create a franchise value for the REIT.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment will increase and decrease according to changes in the value of the securities held by the Series.

Because we concentrate our investments in the real estate industry, the Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. Its investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. If the Series holds real estate directly as a result of defaults or receives rental income from its real estate holdings, its tax status as a regulated investment company could be jeopardized. The Series is also affected by interest rate changes, particularly if the real estate investment trusts we are holding use floating rate debt to finance their ongoing operations.

REIT Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. That means the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in REIT Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors seeking a high level of total return.

o Investors willing to invest in equity securities of companies principally engaged in the real estate industry.

o Investors looking to diversify their equity holdings by adding exposure to the real estate markets.

Who should not invest in the Series

o Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.

o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

How has REIT Series performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in REIT Series. We show returns for the past calendar year, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in the bar chart is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee. As of March 31, 2000, the Class had a year-to-date return of 2.85%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 11.55% for the quarter ended June 30, 1999 and its lowest quarterly return was -7.47% for the quarter ended September 30, 1999.


                                               Year-by-year total return

 1999
 ----
-2.61%


                               Average annual return for periods ending 12/31/99


--------------------------------------------------------------------------------
                                              REIT Series       NAREIT Equity
                                             Standard Class      REIT Index
--------------------------------------------------------------------------------
   1 year                                        -2.61%            -4.62%
   Since inception (5/4/98)                      -7.00%           -11.41%
--------------------------------------------------------------------------------


Performance shown in the average annual return table is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee.

The Series returns are compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

How we manage the Series
--------------------------------------------------------------------------------

REIT Series
Our investment strategies

The REIT Series strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. We invest in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of real estate investment trusts (REITs). The Series may also invest in equity securities of real estate industry operating companies known as REOCs.

While we do not intend to invest the Series' assets directly in real estate, under certain circumstances it could own real estate directly as a result of a default on securities in the portfolio. If the Series has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect the Series' ability to retain its tax status as a regulated investment company.

We do not normally acquire securities for short term purposes; however, we may take advantage of short-term opportunities that are consistent with the Series' investment objectives.

REIT Series uses the same investment strategy as Delaware REIT Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

    The securities we      Stocks offer investors the potential for capital
    typically invest in    appreciation, and may pay dividends as well.

-------------------------------------------------------------------------------------------------------------------------
                    Securities                                                      How we use them
-------------------------------------------------------------------------------------------------------------------------
                                                                                      REIT Series
-------------------------------------------------------------------------------------------------------------------------
Real estate investment trusts: A company, usually traded         We may invest without limit in shares of REITs.
publicly, that manages a portfolio of real estate to earn
profits for shareholders.

-------------------------------------------------------------------------------------------------------------------------
REITs are generally classified as equity REITs, mortgage         We may invest in equity securities of REOCs that meet the
REITs or a combination of equity and mortgage REITs. Equity      criteria described to the left.
REITs invest the majority of their assets directly in real
property, derive income primarily from the collection of
rents and can realize capital gains by selling properties
that have appreciated in value. Mortgage REITs invest the
majority of their assets in real estate mortgages and derive income from the collection of interest payments. By
investing in REITs indirectly through the Series, a
shareholder bears a proportionate share of the expenses of a fund and indirectly shares similar expenses of the REITs.

-------------------------------------------------------------------------------------------------------------------------
Real estate industry operating companies: We consider a REOC to be a company that derives at least 50% of its gross
revenues or net profits from:
o  ownership, development, construction, financing, management or sale of commercial, industrial or residential
   real estate; or
o  products or services related to the real estate industry, such as building supplies or mortgage servicing.

-------------------------------------------------------------------------------------------------------------------------
Foreign securities and American Depositary Receipts:             The Series' investments may from time to time include
Securities of foreign entities issued directly or, in the        sponsored or unsponsored American Depositary Receipts that
case of American Depositary Receipts, through a U.S. bank.       are actively traded in the United States. We may invest up
ADRs represent the bank's holdings of a stated number of         to 10% of the Series' assets in foreign securities (not
shares of a foreign corporation. An ADR entitles the holder      including ADRs).
to all dividends and capital gains earned by the underlying
foreign shares. ADRs are bought and sold the same as U.S.
securities.

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                    Securities                                                      How we use them
-------------------------------------------------------------------------------------------------------------------------
                                                                                      REIT Series
-------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to buy or         If we have stocks that appreciated in price, we may want to
sell a security or group of securities at an agreed upon         protect those gains when we anticipate adverse conditions.
price at a future date. The purchaser of an option may or        We might use options or futures to neutralize the effect of
may not choose to go through with the transaction.               any price declines, without selling the security. We might also use options or future to gain exposure to a particular
Writing a covered call option on a security obligates the        market segment without purchasing individual securities in
owner of the security to sell it at an agreed upon price on      that segment. We might use this approach if we had excess
an agreed upon date (usually no more than nine months in the     cash that we wanted to invest quickly.
future.) The owner of the security receives a premium
payment from the purchaser of the call, but if the security      We might use covered call options if we believe that doing
appreciates to a price greater than the agreed upon selling      so would help the Series to meet its investment objective.
price, the series would lose out on those gains.
                                                                 Use of these strategies can increase the operating costs of
Futures contracts are agreements for the purchase or sale of     the Series and can lead to loss of principal.
securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is
sold before the settlement date.

Options and futures are generally considered to be derivative securities.

-------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as     Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller       investment for our cash position. In order to enter into
agrees to buy the securities back within a specified time at     repurchase agreements, the Series must have collateral of at
the same price the buyer paid for them, plus an amount equal     least 102% of the repurchase price. Except when we believe a
to an agreed upon interest rate. Repurchase agreements are       temporary defensive approach is appropriate, the Series will
often viewed as equivalent to cash.                              not hold more than 5% of its total assets in cash or other short-term investments. All short-term investments will be rated AAA by S&P or Aaa by Moody's or if unrated, be of
                                                                 comparable quality, based on our evaluation.The Series will only enter into repurchase agreements in which the
                                                                 collateral is U.S. government securities.

-------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose         We may invest in privately placed securities, including
resale is restricted under securities law.                       those that are eligible for resale only among certain
                                                                 institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                 are determined to be illiquid may not exceed the Series' 15%
                                                                 limit on illiquid securities, which is described below.

-------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready         We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at           securities, including repurchase agreements with maturities
approximately the price that the Series has valued them.         of over seven days.

-------------------------------------------------------------------------------------------------------------------------

The REIT Series may also invest in other securities including convertible securities including enhanced convertible securities as well as, rights and warrants to purchase common stock, preferred stocks, mortgage-backed securities, U.S. government securities and zero coupon bonds. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Series being unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, REIT Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series' sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing   Investing in any mutual fund involves risk,
        in REIT Series   including the risk that you may receive little or
                         no return on your investment, and the risk that you may lose part or all of the money you invest.
                         Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in REIT
                         Series. Please see the Statement of Additional
                         Information for further discussion of these risks and other risks not discussed here.

-------------------------------------------------------------------------------------------------------------------------
                    Risks                                                      How we strive to manage them
-------------------------------------------------------------------------------------------------------------------------
                                                                                      REIT Series
-------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the            We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond           securities we believe can appreciate over an extended time
market--will decline in value because of factors such as         frame regardless of interim market fluctuations. We do not
economic conditions, future expectations or investor             try to predict overall market movements and generally do not
confidence.                                                      trade for short-term purposes.
-------------------------------------------------------------------------------------------------------------------------

Industry and security risk is the risk that the value of         In REIT Series we hold a number of different individual
securities in a particular industry or the value of an           securities, seeking to manage security risk. However, we do
individual stock or bond will decline because of changing        concentrate in the real estate industry. As a consequence,
expectations for the performance of that industry or for the     the share price of the Series may fluctuate in response to
individual company issuing the stock or bond.                    factors affecting that industry, and may fluctuate more
                                                                 widely than a portfolio that invests in a broader range of industries. The Series may be more susceptible to any single economic, political or regulatory occurrence affecting the real estate industry.
-------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will decrease     REIT Series is subject to interest rate risk. If the Series
in value if interest rates rise and conversely rise in value     invests in real estate investment trusts that hold fixed
when interest rates fall.                                        rate obligations, we would expect the value of those trusts to decrease if interest rates rise and increase if interest rates decline. However, lower interest rates also tend to
                                                                 increase the chances that a bond will be refinanced, which can hurt the returns of REITs that hold fixed rate
                                                                 obligations. We strive to manage this risk by monitoring
                                                                 interest rates and evaluating their potential impact on
                                                                 securities already in the portfolio or those we are
                                                                 considering for purchase.
-------------------------------------------------------------------------------------------------------------------------
Real estate industry risks include among others:                 Since the Series invests principally in REITs, it is subject
o possible declines in the value of real estate;                 to the risks associated with the real estate industry. We
o risks related to economic conditions;                          will strive to manage these risks through careful selection
o possible shortage of mortgage funds;                           of individual REIT securities; however, investors should
o overbuilding and extended vacancies;                           carefully consider these risks before investing in the
o increased competition;                                         Series.
o changes in property taxes, operating expenses or zoning laws;
o costs of environmental clean-up, or damages from natural
  disasters;
o limitations or fluctuations in rent payments;
o cashflow fluctuations; and
o defaults by borrowers.
REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue
Code and/or failing to qualify for an exemption from
registration as an investment company under the Investment
Company Act of 1940.
-------------------------------------------------------------------------------------------------------------------------
Non-diversified funds risk: Non-diversified investment           REIT Series is a non-diversified fund and subject to this
companies have the flexibility to invest as much as 50% of       risk. Nevertheless, we typically hold securities from a
their assets in as few as two issuers with no single issuer      variety of different issuers, representing different sectors
accounting for more than 25% of the portfolio. The remaining     of the real estate industry. We also perform extensive
50% of the portfolio must be diversified so that no more         analysis on all securities. We are particularly diligent in
than 5% of a series' assets is invested in the securities of     reviewing securities that represent a larger percentage of
a single issuer. Because a non-diversified fund may invest       portfolio assets.
its assets in fewer issuers, the value of series shares may
increase or decrease more rapidly than if the series were
fully diversified.
-------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be          We may invest up to 10% of the REIT Series' total assets in
adversely affected by political instability (including           foreign securities; however we typically invest only a small
governmental seizures or nationalization of assets), changes     portion of assets in foreign securities, so this is not
in currency exchange rates, foreign economic conditions or       expected to be a major risk to the Series.
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                    Risks                                                      How we strive to manage them
-------------------------------------------------------------------------------------------------------------------------
                                                                                      REIT Series
-------------------------------------------------------------------------------------------------------------------------

Liquidity risk is the possibility that securities cannot be      We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series has valued them.

-------------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility that a series        REIT Series may use futures contracts and options on futures
may experience a loss if it employs an options or futures        contracts, as well as options on securities for hedging
strategy related to a security or a market index and that        purposes. We limit the amount of the Series' assets that may
security or index moves in the opposite direction from what      be committed to these strategies.
the manager anticipated. Futures and options also involve
additional expenses, which could reduce any benefit or
increase any loss the series gains from using the strategy.

Options and futures contracts on foreign currencies, and forward contracts, entail particular risks related to conditions affecting the underlying currency.

-------------------------------------------------------------------------------------------------------------------------

Investment manager  The Series is managed by Delaware Management Company.
   and sub-adviser  Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. Lincoln Investment Management, Inc. (Lincoln) is the Series' sub-adviser. As sub-adviser, Lincoln provides Delaware with investment recommendations, asset allocation advice, research, economic analysis and other investment services regarding the types of securities in which we invest. For its services to the Series, the manager and sub-adviser were paid an aggregate fee of 0.64% of average daily net assets for the last fiscal year, reflecting a waiver of fees by the manager.

                    Lincoln is a wholly owned subsidiary of Lincoln National Corporation and was incorporated in 1930. Lincoln's primary activity is institutional fixed-income investment management and consulting. These activities include fixed-income portfolios, private placements, real estate debt and equity, and asset/liability management. Lincoln provides investment management services to Lincoln National Corporation, its principal subsidiaries and affiliated registered investment companies, and acts as investment adviser to other unaffiliated clients.

Portfolio managers  Thomas J. Trotman and Damon J. Andres have primary responsibility for making day-to-day investment decisions for the REIT Series. Mr. Trotman and Mr. Andres have been on the Series' investment team since 1998.

                    Thomas J. Trotman, Vice President/Portfolio Manager, earned a bachelor's degree in Accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a CFA charterholder.

                    Damon J. Andres, Vice President/Portfolio Manager, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia.

        Who's who?  The following describes the various organizations involved with managing, administering, and servicing the Series.

                    Board of trustees

                    A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

                    Investment manager

                    Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

                    An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

                    Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

                    Sub-adviser

                    Lincoln Investment Management, Inc., 200 E. Berry Street, Fort Wayne, Indiana 46802

                    A sub-adviser is a company generally responsible for the management of the fund's assets and is selected and supervised by the investment manager.

                    Portfolio managers

                    Portfolio managers are employed by the investment managers or sub-advisers to make investment decisions for individual portfolios on a day-to-day basis. See page 6 for information about the portfolio managers of the Series.

                    Distributor

                    Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

                    Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

                    Custodian

                    The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

                    Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

Important information about the Series
--------------------------------------------------------------------------------
Share classes         The Series has two classes of shares, Standard Class and
                      Service Class. Each class is identical except that Service
                      Class has a distribution plan or "Rule 12b-1" plan. The
                      12b-1 plan allows the Fund to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Because these fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

       Purchase and   Shares are sold only to separate accounts of life
      redemption of   companies at net asset value. (See "Valuation of shares.")
             shares   Redemptions will be effected by the separate accounts at
                      the net asset value next determined after receipt of the order to meet obligations under the variable contracts.
                      Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.


Valuation of shares   The price you pay for shares will depend on when we
                      receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
                      Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value.
                      If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                      We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                      From time to time, the Series may also hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

        Dividends,    Dividends and capital gain distributions, if any, are
distributions and     distributed annually.
            taxes
                      We automatically reinvest all dividends and any capital gains.

                      The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                      Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

            Euro Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

Financial highlights

                                                                                                      REIT Series(1)
---------------------------------------------------------------------------------------------------------------------
The financial                                                                                         Period 5/4/98(2)
highlights table is                                                                      Year Ended     through
intended to help you                                                                      12/31/99      12/31/99
understand the               ----------------------------------------------------------------------------------------
Series' financial            Net asset value, beginning of period                           $9.100      $10.000
performance. The             Income (loss) from investment operations
total returns in the         Net investment income                                           0.334        0.217
table represent the          Net realized and unrealized loss on investments                (0.574)      (1.117)
rate that an                                                                                ------      -------
investor would have          Total from investment operations                               (0.240)      (0.900)
earned or lost on an                                                                        ------      -------
investment in the            Less dividends:
Series (assuming             Dividends from net investment income                           (0.190)        none
reinvestment of all                                                                         ------      -------
dividends and                Total dividends                                                (0.190)        none
distributions). All                                                                         ------      -------
"per share"                  Net asset value, end of period                                 $8.670      $ 9.100
information reflects                                                                        ======      =======
financial results            Total return(3)                                                (2.61%)      (9.00%)
for a single Series          Ratios and supplemental data
share. This                  Net assets, end of period (000 omitted)                       $11,624       $5,562
information has been         Ratio of expenses to average net assets                         0.85%        0.85%
audited by Ernst &           Ratio of expenses to average net assets prior
Young LLP, whose                 to expense limitation and expenses paid indirectly          0.96%        1.02%
report, along with           Ratio of net investment income to average net assets            5.65%        6.42%
the Series'                  Ratio of net investment income to average net assets prior
financial                       to expense limitation and expenses paid indirectly           5.54%        6.25%
statements, is               Portfolio turnover                                                33%          39%
included in the
Series' annual
report, which is
available upon
request by calling
800.523.1918.
                             (1)  The financial highlights data are derived from data of the Series' Standard
                                  Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Future data for the Service Class will reflect its 12b-1 plan fees which will, among other things, lower performance.
                             (2)  Date of commencement of operations; ratios have been annualized but total return has not been annualized.
                             (3)  Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.


Delaware Group
Premium Fund

                      Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

                      You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.










                      Investment Company Act File No. 811-5162

DELAWARE(SM)
INVESTMENTS
=====================
Philadelphia o London